Exhibit 99.1
Spirit AeroSystems, Inc. 2008 Lehman Brothers Industrial Select Conference February 13, 2008 Jeff Turner President and CEO

Forward-Looking Information Cautionary Statement Regarding Forward-Looking Statements: This presentation includes forward-looking statements that reflect the plans and expectations of Spirit AeroSystems Holdings, Inc. To the extent that statements in this presentation do not relate to historical or current facts, they constitute forward-looking statements. Forward-looking statements can generally be identified by the use of forward- looking terminology such as "may," "will," "expect," "intend," "estimate," "anticipate," "believe," "project," "continue," or other similar words. These statements reflect Spirit AeroSystems Holdings, Inc.'s current view with respect to future events and are subject to risks and uncertainties, both known and unknown. Such risks and uncertainties may cause the actual results of Spirit AeroSystems Holdings, Inc. to vary materially from those anticipated in forward-looking statements, and therefore we caution investors not to place undue reliance on them. Potential risks and uncertainties include, but are not limited to: our customers' aircraft build rates; the ability to enter into supply arrangements with additional customers and satisfy performance requirements under existing contracts; any adverse impact on our customers' production of aircraft; the success and timely progression of our customers' new programs including, but not limited to The Boeing Company's 787 aircraft program; future levels of business in the aerospace and commercial transport industries; competition from original equipment manufacturers and other aerostructures suppliers; the effect of governmental laws; the effect of new commercial and business aircraft development programs; the cost and availability of raw materials; the ability to recruit and retain highly skilled employees and relationships with unions; spending by the United States and other governments on defense; the continuing ability to operate successfully as a stand alone company; the outcome of ongoing or future litigation and regulatory actions; exposure to potential product liability claims; and our ability to obtain adequate financing on acceptable terms to meet our capital needs. Additional information as to factors that may cause actual results to differ materially from our forward-looking statements can be found in Spirit AeroSystems Holdings, Inc.'s filings with the United States Securities and Exchange Commission. Spirit AeroSystems Holdings, Inc. undertakes no obligation and does not intend to update publicly any forward-looking statements after the date of this presentation, except as required by law.

Agenda Business Overview 2007 Summary Focus Items Market Update Core Business and Growth Opportunities

Diversification From Boeing Heritage - New programs - Active Pipeline - M&A #1 Market Share Globally Design/Manufacture Fuselages Propulsion Systems Wing Systems Tier 1 Commercial Aerospace Supplier - Boeing 90% - Airbus 10% Strong Core Business... Excellent Market Position Significant Scale - $3.9B 2007 Sales - 13,850 Employees - 13M Sq. Ft. Footprint - 75+ Year History Metal & Composite Structures Spirit Overview

Most Complete Product Offering Company Nacelles / Thrust Reversers Struts / Pylons Forward Fuselage Other Fuselage Structures Wing / Flight Control Surfaces Spirit Is The Aerosystems Industry Leader

Largest Independent Structures Supplier to Boeing B737 B747 B767 B787 B777 Shipset Value: $8.0-12.0MM Shipset Value: $8.4-14.6MM Shipset Value: $10.0-11.3MM Shipset Value: $4.0-6.9MM Shipset Value: $5.6-7.5MM Significant Content On All Boeing Single and Twin-Aisle Programs

Largest Independent Structures Supplier to Airbus A320 A380 Shipset Value: $0.9-1.4MM Shipset Value: $1.2MM Established Relationships for the Future

2007 Summary Executed our business well... Delivered 963 product ship sets Increased revenues by ~20 percent from 2006...$3.2B to $3.9B Lower R&D and SG&A expense in 2007 Increased Operating Margins to 10.9%... EPS $2.13 Strong cash flow from core business... Re-investing for growth Strong balance sheet to support growth... Prudent financial management $521M in available liquidity... Net Debt to Total Capital ratio of 26.7% Backlog increased by over $7B from YE 2006 to $26.5B Strong Core Business... Long-term Value Creation

Focus Items 737 Program on-track... 2007 Increased production rate, 100% on-time delivery, Improved quality to the customer Fourth quarter... Total deliveries lower due to normal seasonality First P-8A entered production Fourth quarter unfavorable cum catch, not a systemic problem 2008 Increased delivery rate to 31 aircraft/month in January Backlog increasing... Over 30 percent growth from 2006 Backlog of over 2,000 Airplanes at end of Jan 2008 ~5.5 years of backlog at today's production rates Growing Backlog... Strong Operating Performance

Focus Items 787 Program On-track Delivered Flight Test Unit #2... The fourth forward fuselage delivery Working with Boeing to assess delivery schedule Cash payment discussions continuing... Seeking equitable adjustment due to schedule shift and settlement of contractual matters Financial Sensitivities... ~20-25 shipset reduction in deliveries... Reduces Revenue by ~$175M-$225M Reduces EPS between ~$0.05 - $0.10 Improves margins Reduces Working Capital build-up Customer Focused Execution Plan

Focus Items Strong Balance Sheet... Strong Liquidity $521M in available liquidity... Net Debt to Total Capital ratio of 26.7% Capital Resources... 2007 Year-end Cash $133M Available Revolver $388M Available Liquidity $521M $75M accordion available Potential 787 short-term Working Capital build-up in 2008:* ~45 shipset delivery ($450M) ~20-25 shipset deliveries ($200M-$250M) * Assumes Aircraft Certification in Jan 2009 Financially strong... Extra Liquidity Protects Worst Case

SPIRIT AEROSYSTEMS

Growing the business…

Strong results

2005

- Onex completed acquisition from Boeing
- Transitioned to stand-alone company
- Dramatically reduced cost structure
- Increased production rates

2006

- Acquired Spirit Europe – Added Airbus content
- Established global spare parts distribution capability
- Won new business jet and engine nacelle work
- Increased production rates
- Successful Initial Public Offering (November)

2007

- Successful secondary offering May 2007
- Began 787 production deliveries
- Won new contract from Sikorsky, CH-53K
- Named to Military product teams, KC-767 Tanker and P-8A Poseidon
- Further aftermarket penetration with Cathay Pacific order
- New European MRO Service Center
- New Malaysian Facility
- Progresstech Joint Venture
- Robust business pipeline

2008

Selected by Cessna to design and build fuselage for their new Large Cabin Business Jet



Executing Our Strategy

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Sources: Boeing, Airbus data as of 12/31/07 Backlogs Remain Strong... Orders Expected to Moderate in 2008 Large Commercial Aircraft Order and Backlog Trends 1423 1458 Backlog Backlog Boeing Airbus 3,427 3,421 Net Orders Net Orders Boeing Airbus 1,413 1,321

Global economy remains healthy... Watch item Potential for extended delivery upcycle supported by... Diversified customer backlog Airline growth plans U.S. domestic replacement needs Prudent delivery ramp-up since 2004 Source: Boeing and Airbus 2008 guidance. Large Commercial Deliveries Near-term Deliveries Continue to Increase 2004 - 2008E CAGR = 12% Large Commercial Aircraft Deliveries Remain Strong

Spirit's Core Business Revenue Pipeline... $26.5 Billion backlog at the end of Q4 2007 98% sole source to Spirit Life of program contracts for Boeing and A320 Cost Predictability... Locked in labor costs through 2010 Long-term supply agreements Limited exposure to rising raw materials prices Total Backlog: $26.5 Billion Based on Boeing and Airbus Firm Order Backlog as of 12/31/07. Excellent Revenue and Cost Predictability

Military Propulsion Fuselage and Wings Regional and Business Jets Growth Opportunities 787 Derivatives A350XWB Large Commercial Transport Commercial Aftermarket 777 Nacelle P-8A Poseidon KC-767 Tanker Spirit's Capabilities and Performance Enabling Growth into New Markets 737 Thrust Reversers

Building a More Diversified Business

Markets / Core Products	Fuselage Structures & Systems 	Propulsion Structures & Systems 	Wing Structures & Systems 
Large Commercial Transport	*Boeing* ←	*2005*	→
	Airbus		*2006 Acquired Spirit Europe*
Business Jets	*2008 Cessna – Citation Columbus*	*2006 Unidentified Customer*	*2006 Unidentified Customer*
Commercial Aftermarket		*2007 777 Thrust Reverser*	
Military	*2007 Sikorsky CH-53K*		

2005 Business Base (Includes additional opportunities)

New Business Wins (Includes additional opportunities)

Active Opportunities

Growing Organically and Through Acquisition

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Building a Global Business 50/50 Joint Venture Establishes International Design and Engineering Center Leverages global talent at competitive cost Capacity for future growth and new programs Expanding Spirit's Operating Breadth and Capabilities Around the Globe Repair and Overhaul Co-located in Prestwick Nacelles and Composite Structures for 737/777 Operational Mid 2008 Low Cost Manufacturing Composites Focus 242K Sq. Ft./450 Employees Operational, Q1 2009 Spirit Europe MRO Spirit - Progresstech Spirit Malaysia

Long-Term Value Creation Growing Core Market High Growth Platforms, Backlog Growth Winning New Business Leading the Outsourcing Trend B787 Content Growth

Summary Strong Aerospace Market... Robust delivery forecast Executing our core business well... Strong cash flow generation, Solid revenue and earnings growth Re-investing for growth... Winning new business Financially strong...Prudent balance sheet management Good progress on 787 Positioned on best-selling platforms... Over $26 billion backlog Strong Core Business... Creating Long-term Value